EXHIBIT 99.2

Forward Looking Statement The numbers, as of and for the year ended December 31, 2007, contained within this presentation are unaudited (pending completion of our annual audit) as well as amounts related to the Company's stock trading volume. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. The Company does not undertake any obligation to update publicly or revise any forward-looking statements herein because of new information, future events or otherwise.

Who We Are $3.1 billion financial holding company headquartered in Abilene, Texas Group of 10 separately chartered banks 118 year history Growth markets include 50 mile radius of the DFW metroplex

What Makes Us Different One Bank, Ten Charters Concept One Bank Consolidation of backroom operations (lower efficiency ratio) Agency agreements (customers may use any of our 45 locations) Ten Community Bank Charters Bank Presidents run their banks Local Boards Keep our banks locally focused Make sure we meet the needs of the community Help us make better loan decisions Help us market the bank Up to $1.0 million of FDIC insurance available

FFIN's Unique Positioning in Texas Bank Key Markets BBVA / Texas Regional / State National / Compass Rio Grande, Gulf Coast, Houston, Dallas, El Paso, Lubbock Franklin East and Central Texas Frost / Summit San Antonio, Austin, Corpus Christi, DFW, Rio Grande Prosperity / TX United Houston, DFW, Austin Southside East Texas Sterling Houston, San Antonio, Dallas Texas Capital DFW, Austin, San Antonio and Houston Zion / Amegy DFW and Houston

(Under Construction) (Under Construction) 5

Core Markets: West Central Texas Markets served benefiting from well-established, long- time customers BANK ASSET SIZE* LOCATIONS DEPOSIT MARKET SHARE** MARKET SHARE RANK** First Financial Bank (Abilene, Clyde, Moran, Albany) $1,039 M 13 41% 1 Hereford State Bank $138 M 1 45% 1 First Financial Bank (Eastland, Ranger, Rising Star) $132 M 3 46% 1 First Financial Bank (Sweetwater, Roby, Trent) $127 M 3 39% 1 San Angelo National Bank $340 M 2 21% 2 TOTALS $1,776M 22 * Data as of 12-31-07 ** Data as of 06-30-07

Expansion Markets: DFW Area Markets served benefiting from growth in western part of Dallas/Fort Worth Metroplex BANK ASSET SIZE* LOCATIONS DEPOSIT MARKET SHARE** MARKET SHARE RANK** First Financial Bank (Cleburne, Burleson, Alvarado, Midlothian) $242 M 5 17% 2 First Financial Bank (Southlake, Trophy Club, Keller, Bridgeport, Decatur, Boyd) $291M 3 3 9% 20% 4 2 First Financial Bank (Stephenville, Granbury, Glen Rose) $329 M 6 23% 2 Weatherford National Bank (Weatherford, Aledo, Willow Park) $362 M 5 26% 2 First Financial Bank (Mineral Wells) $139 M 1 29% 1 TOTALS $1,363 M 23 * Data as of 12-31-07 ** Data as of 06-30-07

Strategy in Growth Markets Target growing communities with good infrastructure and amenities on the outskirts of the DFW metroplex Bank of choice Aim for #1 market share Be the community leader Have board made up of movers and shakers Benefit from more rational competitive environment

Target Banks for Acquisitions Strategic: Asset size of $100 - $300 million Non-metropolitan areas Within 50 miles of DFW, I-35 corridor, east Texas and Texas Hill Country Utilize correspondent bank relationships Actively calling on banks that fit our profile

Acquisitions: Granbury and Glen Rose Merged with First Financial Bank, Stephenville Added $109 million in assets to create $261M combined bank Granbury, Glen Rose southwest of Fort Worth

Acquisition: First National Bank of Bridgeport $146 million in assets Combined with First Financial Bank, Southlake, to create $250 million bank 40 miles northwest of Fort Worth

Texas: Large and Growing Five most populous states:* Growth (2000 - 2005) Five most populous states:* Growth (2000 - 2005) Five most populous states:* Growth (2000 - 2005) Five most populous states:* Growth (2000 - 2005) Five most populous states:* Growth (2000 - 2005) Five most populous states:* Growth (2000 - 2005) California 36.1 million 6.7% 6.7% Texas 22.9 million 9.6% 9.6% New York 19.3 million 1.5% Florida 17.8 million 11.3% Illinois 12.8 million 2.8% * U.S. Census Bureau

Target Markets - Population Growth Population growth (2000-2005) in FFIN expansion markets:* Population growth (2000-2005) in FFIN expansion markets:* Population growth (2000-2005) in FFIN expansion markets:* Population growth (2000-2005) in FFIN expansion markets:* Population growth (2000-2005) in FFIN expansion markets:* Texas 9.6% Bridgeport & Wise County 16.2% Fort Worth / Tarrant County 12.1% Cleburne, Midlothian & Johnson County 15.4% Weatherford, Willow Park, Aledo 16.2% Granbury & Hood County 16.6% Stephenville & Erath County 3.3% * U.S. Census Bureau

Experienced Management Team Years with Company Years in Industry Kenneth T. Murphy Senior Chairman 36 44 Scott Dueser Chairman of the Board, President & Chief Executive Officer 32 37 J. Bruce Hildebrand, CPA Executive Vice President Chief Financial Officer 6 29 Gary L. Webb Executive Vice President Operations 6 20 Gary S. Gragg Executive Vice President Credit Administration 17 29 Kirk Thaxton, CTFA President, First Financial Trust & Asset Management 22 25 Michele Stevens Senior Vice President Marketing 11 26 Senior Management at First Financial

Experienced Bank Presidents Years with Company Years with Company Years in Industry Ron Butler, FFB Abilene Ron Butler, FFB Abilene 15 26 26 Mike Mauldin, Hereford SB Mike Mauldin, Hereford SB 6 30 30 J.V. Martin, FFB Sweetwater J.V. Martin, FFB Sweetwater 19 39 39 Tommy Barrow, FFB Eastland Tommy Barrow, FFB Eastland 23 38 38 Mike Boyd, San Angelo NB Mike Boyd, San Angelo NB 32 36 36 Matt Reynolds, FFB Cleburne Matt Reynolds, FFB Cleburne 4 27 27 Ron Mullins, FFB Stephenville Ron Mullins, FFB Stephenville 2 30 30 Doyle Lee, Weatherford NB Doyle Lee, Weatherford NB 12 36 36 Mark Jones, FFB Southlake Mark Jones, FFB Southlake 7 30 30 Ken Williamson, FFB Mineral Wells Ken Williamson, FFB Mineral Wells 7 37 37 Member Bank Presidents

2002 2003 2004 2005 2006 2007 1993 2093 2315 2734 2850 3070 Growth in Total Assets Asset Performance 54% Growth (in millions)

2002 2003 2004 2005 2006 2007 Non Interest Bearing 426 472 512 623 685 739 Interest Bearing 1286 1324 1482 1743 1699 1807 Deposit Growth Growth in FFIN Total Deposits (in millions) $1,712 $1,796 $1,994 $2,366 $2,384 $2,546

Deposit Products Time Demand Money Market Savings East 30 29 34 7

2002 2003 2004 2005 2006 2007 Agricultural 63 69 80 85 73 84 Consumer 154 134 144 160 165 182 Student 74 54 32 37 31 32 Commercial 247 261 298 330 344 394 Real Estate 426 470 610 677 760 836 Loan Performance Growth in FFIN Total Loans (in millions) $964 $1,164 $1,289 $1,373 $1,528 $988

Major Products and Services Commercial Banking Small business, real estate, agriculture Significant relationships with medical profession Consumer Banking Personal banking services and mortgage originations Student Loans 9th largest lender in Texas (dollars)

Overview of Loan Portfolio Commercial Agriculture Consumer Real Estate Student Loans East 26 6 12 55 2

Breakdown of R/E Loan Portfolio Residential Development & Construction 1-4 Family Commercial Development and Construction Commercial R/E Other R/E 135731731 228313841 94404697 240258390 148690113

Less than 1 year 1 to 3 years 3 to 5 years 5 to 10 years 10 to 15 years Over 15 years $647,497 $211,357 $227,288 $238,545 $85,802 $49,111 $30,903 43.4% 14.1% 15.3% 16.0% 5.8% 3.3% 2.1% Variable and Fixed Rate Loans *Excludes Student Loans and Credit Cards Loans Loan Portfolio Interest Rate Risk Analysis* (in millions) Variable Rate Fixed Rate

2002 2003 2004 2005 2006 2007 First Financial 0.44% 0.32% 0.43% 0.33% 0.30% 0.31% Peer Group 0.83% 0.82% 0.67% 0.56% 0.60% 0.91% Sound Lending Practices Nonperforming assets as a percentage of loans + foreclosed assets (FFIN vs. Peers)

2002 2003 2004 2005 2006 2007 986 992 1068 1150 1300 1428 Growth in Trust Assets 45% Growth Total Trust Assets (in millions)

2002 2003 2004 2005 2006 2007 5836 6018 6374 7068 7665 8746 Total Trust Fees 50% Growth Growth in FFTAM Fees (in thousands)

2002 2003 2004 2005 2006 2007 34 35.3 39.17 44.02 46 49.5 21th Consecutive Year of Increased Earnings FFIN Earnings (in millions) 46% Growth $2.5

2002 2003 2004 2005 2006 2007 1.65 1.71 1.9 2.13 2.22 2.38 Strong Shareholder Earnings Basic Earnings Per Share $0.13 44% Growth

2002 2003 2004 2005 2006 2007 0.81 0.91 1 1.1 1.18 1.26 Dividends Per Share Annual Dividends Per Share 56% Growth

2002 2003 2004 2005 2006 2007 0.0178 0.0175 0.0182 0.018 0.0168 0.0172 Peers 0.0118 0.0117 0.0112 0.0115 0.011 0.0098 FFIN Outperforms Peers Percentage Return on Average Assets Peer Group First Financial

2002 2003 2004 2005 2006 2007 0.1497 0.144 0.1509 0.1615 0.162 0.1587 Peers 0.1351 0.1346 0.1311 0.1333 0.1262 0.1095 Strong Return on Capital Percentage Return on Average Equity Peer Group First Financial

3rd Qtr. '04 4th Qtr. '04 1st Qtr. '05 2nd Qtr. '05 3rd Qtr. '05 4th Qtr. '05 1st Qtr. '06 2nd Qtr. '06 3rd Qtr. '06 4th Qtr. '06 1st Qtr. '07 2nd Qtr. '07 3rd Qtr. '07 4th Qtr. '07 First Financial 0.0452 0.0446 0.0452 0.0453 0.0449 0.0443 0.0441 0.045 0.0449 0.0443 0.0438 0.0438 0.0445 0.045 Peer Group 0.0396 0.0399 0.0401 0.0405 0.0406 0.0407 0.0402 0.0401 0.0404 0.0399 0.038 0.0381 0.0381 Net Interest Margin Quarterly Interest Margin

2002 2003 2004 2005 2006 2007 First Financial 51.96% 52.52% 51.78% 52.48% 53.57% 52.83% Peer Group 59.44% 61.06% 61.14% 60.12% 61.32% 63.11% Working Harder and Smarter Efficiency Ratio (FFIN vs. Peers)

Stock cost in January 2007 $41,860 Dividend received ($1.26 x 1,000 shares) $ 1,260 Decrease in stock price during 2007 ($41.86 to $37.65 X 1,000 shares) $10,720 2007 return on investment -7.05% 2006 return on investment 22.76% 2005 return on investment 7.58% 2004 return on investment 12.22% 2003 return on investment 39.24% 5 year compound return 13.58% Total Return on Investment - $4,210 Assume you owned 1,000 shares of FFIN stock on January 1, 2007...

Shares Traded 2002 2003 2004 2005 2006 2007 4909 5306 5052 6450 6967 13475 Increasing Stock Liquidity (in millions)

A Decade of Growth Year End Total Assets (billions) Net Income (millions) Basic EPS Cash Dividends Year-End Market Value 2007 $3.07 $49.5 $2.38 $1.26 $37.65 2006 $2.85 $46.0 $2.22 $1.18 $41.86 2005 $2.73 $44.0 $2.13 $1.10 $35.06 2004 $2.32 $39.2 $1.90 $1.00 $33.61 2003 $2.09 $35.3 $1.71 $0.91 $30.84 2002 $1.99 $34.0 $1.65 $0.81 $22.80 2001 $1.93 $29.4 $1.43 $0.70 $18.06 2000 $1.75 $28.3 $1.37 $0.62 $15.09 1999 $1.72 $25.7 $1.24 $0.54 $14.76 1998 $1.69 $23.3 $1.13 $0.48 $16.80 10 Year CGR 6.94% 9.43% 8.84% 11.61% 7.24% As originally reported at the close of each year and prior to restatements for pooling-of-interests.

Goals Look for additional acquisition and expansion opportunities Grow loan to deposit ratio while maintaining strong credit standards Improve our efficiency ratio Leverage our strengths in treasury management, mortgage loans, trust operations and student loans Continue to enhance the Customer Service First initiative Expand our multicultural initiative